1 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 50+ Years of Investing for the Long Run® Property: Canadian Solar 2Q26 W. P. Carey Inc. Investor Presentation Exhibit 99.3

2 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Property: Majestic Steel Table of Contents Overview Real Estate Portfolio Balance Sheet Corporate Responsibility 3 7 20 24 Unless otherwise noted, all data in this presentation is as of June 30, 2026. Amounts may not sum to totals due to rounding.

3 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Property: Petsmart Overview

4 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Size One of the largest owners of net lease real estate and among the top 20 REITs in the MSCI US REIT Index Diversification Highly diversified portfolio by tenant, industry, property type and geography Track Record Successful track record of investing and operating through multiple economic cycles since 1973 led by an experienced management team Proactive Asset Management U.S. and Europe-based asset management teams Balance Sheet Investment grade balance sheet with access to multiple forms of capital Real Estate Earnings Stable cash flows derived from long-term leases that contain strong contractual rent bumps W. P. Carey (NYSE: WPC) is a REIT that specializes in investing in single-tenant net lease commercial real estate, primarily in the U.S. and Europe Company Highlights Orgill | Warehouse | Inwood, WV Apotex | Industrial | Ontario, Canada

W. P. CAREY

Investment Strategy

- Generate attractive risk-adjusted returns by investing in net lease commercial real estate, primarily in the U.S. and Europe
- Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination
- Acquire "mission-critical" assets essential to a tenant's operations
- Create upside through rent escalations, credit improvements and real estate appreciation
- Capitalize on existing tenant relationships through accretive expansions, renovations and follow-on deals
- Hallmarks of our approach:
  - Diversification by tenant, industry, property type and geography
  - Disciplined
  - Opportunistic
  - Proactive asset management
  - Conservative capital structure

Transactions Evaluated on Four Key Factors

Creditworthiness of Tenant	• Industry drivers and trends • Competitor analysis • Company history • Financial wherewithal
Criticality of Asset	• Key distribution facility or profitable manufacturing plant • Critical R&D or data-center • Top performing retail stores
Fundamental Value of the Underlying Real Estate	• Local market analysis • Property condition • 3rd party valuation / replacement cost • Downside analysis / cost to re-lease
Transaction Structure and Pricing	• Lease terms – rent growth and maturity • Financial covenants • Security deposits / letters of credit

5

W. P. CAREY

Proactive Asset Management

Domestic and international asset management capabilities to address lease expirations, changing tenant credit profiles and asset repositioning or dispositions

- Asset management offices in New York and Amsterdam
- W. P. Carey has proven experience repositioning assets through re-leasing, restructuring and strategic disposition
- Generate value-creation opportunities within our existing portfolio — focused on build-to-suits, redevelopments, and energy solutions — leveraging our Carey Tenant Solutions platform
- Five-point internal rating scale used to assess and monitor tenant credit and the quality, location and criticality of each asset

Asset Management Expertise

Transaction

- Leasing
- Dispositions
- Lease modifications
- Credit and real estate risk analysis
- Building expansions and redevelopment
- Tenant distress and restructuring
- Green Building Certifications (LEED, BREEAM)
- Sustainability Solutions (solar, LED lighting, HVAC upgrades)

Operational

- Lease compliance
- Insurance
- Property inspections
- Non-triple net lease administration
- Real estate tax
- Projections and portfolio valuation
- Carbon emissions tracking and reporting

Asset Management Risk Analysis

Risk Management Scale

Tenant Credit	Bankruptcy	Watch List	Stable	Implied IG	Investment Grade
Asset Quality	Obsolete	Residual Risk	Stable	Class B	Class A
Asset Location	No Tenant Demand	Limited Tenant Demand / Challenging Location	Alternative Tenant Demand	Good Location / Active Market	Prime Location / High Tenant Demand
Asset Criticality	Not Critical	Non-Renewal	Possible Renewal	Critical-Renewal Likely	Highly Critical

6

7 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Property: Fedrigoni Real Estate Portfolio

8 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026. 2. Other includes leases attributable to percentage rent (i.e., participation in the gross revenues of the tenant above a stated level), as well as leases with no escalations. Includes $42.6 million (2.6%) of ABR from a tenant (Extra Space Storage), which has both a percentage rent component and annual fixed rent increases in its lease. Large Diversified Portfolio (1) N e t- L e a s e P o rt fo li o Number of Properties 1,748 Number of Tenants 384 Square Footage 188.5 million ABR $1.64 billion North America / Europe / Other (% of ABR) 67% / 33% / <1% Contractual Rent Escalation: CPI-linked / Fixed / Other (2) 48% / 49% / 3% WALT 12.2 years Occupancy 98.5% Investment Grade Tenants (% of ABR) 22.7% Top 10 Tenant Concentration (% of ABR) 18.1%

W. P. CAREY

Top 25 Net Lease Tenants [1]

One of the lowest Top 10 and 20 concentrations among the net lease peer group

	Tenant	Description	Number of Properties	ABR ($ millions)	WALT (years)	% of Total
1	Extra Space Storage	Net lease self-storage properties in the U.S. leased to publicly traded self-storage REIT	43	43	23.2	2.6%
2	APOTEX	Pharmaceutical R&D and manufacturing properties in the Greater Toronto Area leased to generic drug manufacturer [2]	11	34	16.8	2.1%
3	LIFE TIME	Health and fitness facilities in the U.S. leased to premium athletic club operator	12	32	7.4	2.0%
4	GardenCore	Manufacturing and industrial outdoor storage (IOS) facilities in the U.S. leased to producer and supplier of mulch and garden products	43	29	19.9	1.8%
5	METRO	Business-to-business retail stores in Italy leased to cash and carry wholesaler	18	29	4.8	1.7%
6	FORTENOVA GRUPA	Grocery stores and one warehouse in Croatia leased to European food retailer	19	28	7.8	1.7%
7	OBI	Retail properties in Poland leased to German DIY retailer	26	27	7.7	1.6%
8	SENUKAI	Distribution facilities and retail properties in Lithuania, Estonia and Latvia leased to European DIY retailer	20	26	5.7	1.6%
9	FEDRIGONI	Industrial and warehouse facilities in Germany, Italy and Spain leased to global manufacturer of premium packaging and labels	16	25	17.4	1.5%
10	TI Automotive	Automotive parts manufacturing properties in the U.S., Canada and Mexico leased to OEM supplier (formerly ABC Technologies) [2][3]	19	25	18.6	1.5%
Top 10 Total			**227**	**$297**	**13.4 yrs**	**18.1%**

1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026.
2. ABR from these properties is denominated in U.S. dollars.
3. Of the 19 properties leased to the tenant, eight are located in Canada, six are located in Mexico and five are located in the United States.

9

W. P. CAREY

Top 25 Net Lease Tenants (continued) (1)

Tenant		Description	Number of Properties	ABR ($ millions)	WALT (years)	% of Total
11	NORD ANGLIA EDUCATION	K-12 private schools in Orlando, Miami and Houston leased to international day and boarding school operator	3	24	18.2	1.5%
12	EROSKI	Grocery stores and warehouses in Spain leased to Spanish food retailer	63	24	9.7	1.4%
13	Berry	Manufacturing facilities in the U.S. leased to international producer and supplier of packaging solutions	8	21	12.3	1.3%
14	THE QUIKRETE COMPANIES	Industrial facilities in the U.S. and Canada leased to concrete and building products manufacturer	27	21	17.0	1.3%
15	Advance Auto Parts	Distribution facilities in the U.S. leased to automotive retailer	28	20	6.6	1.2%
16	PENDRAGON	Auto dealerships in the United Kingdom leased to automotive retailer	46	19	12.3	1.1%
17	DOLLAR GENERAL	Retail properties in the U.S. leased to discount retailer	129	18	13.0	1.1%
18	Maker's Pride	Production, packaging and distribution facilities in the U.S. leased to North American contract food manufacturer (formerly Hearthside)	18	18	16.1	1.1%
19	JUMBO	Logistics and cold storage warehouse facilities in the Netherlands leased to European supermarket chain	4	15	7.2	0.9%
20	Danske Fragtmænd	Distribution facilities in Denmark leased to Danish freight company	15	15	10.6	0.9%
Top 20 Total			**568**	**$492**	**13.1 yrs**	**29.9%**
21	HELLWEG	Retail properties in Germany leased to German DIY retailer	16	15	14.7	0.9%
22	Intergamma	Retail properties in the Netherlands leased to European DIY retailer	36	15	7.1	0.9%
23	goAuto	Auto dealerships primarily in Vancouver with additional locations in Calgary and Edmonton leased to automotive retailer	14	14	24.8	0.8%
24	ROCKY VISTA UNIVERSITY	Private medical schools in Colorado, Montana and Utah leased to for-profit medical school operator	5	13	24.9	0.8%
25	Raben	Distribution facilities in Poland leased to European logistics company	8	13	14.6	0.8%
Top 25 Total			**647**	**$561**	**13.5 yrs**	**34.1%**

1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026.

10

11 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 39% 25% 22% 14% Property Type Diversification (1) Property Type % of Total United States Europe Mexico & Canada Other (2) Industrial 38.7% 26.2% 7.6% 4.9% – Warehouse 25.1% 14.4% 10.4% 0.3% – Retail (3) 22.3% 8.4% 13.1% 0.8% – Other (4) 13.9% 11.7% 1.7% 0.1% 0.4% Total 100.0% 60.7% 32.7% 6.2% 0.4% 64% Industrial / Warehouse 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026. 2. Represents Mauritius. 3. Includes automotive dealerships. 4. Includes education facility, specialty, self-storage (net lease), laboratory, research and development, office, hotel (net lease) and land. Property Type by Region% of Total Portfolio ABR

Tenant Industry Diversification (1)

% of Total Portfolio ABR



62 industries, each <1% of ABR
24%
9%
9%
6%
6%
5%
4%
4%
3%
3%
3%
3%
2%
2%
2%
2%
2%
2%
2%
1%
1%
1%
1%
1%
1%
1%

Industry Type by Region

Industry Type (2)	% of Total	United States	Europe	Mexico & Canada	Other (3)
Packaged Foods & Meats	**9.0%**	6.7%	2.2%	–	–
Food Retail	**8.5%**	0.4%	8.2%	–	–
Home Improvement Retail	**6.2%**	0.7%	5.5%	–	–
Automotive Retail	**5.8%**	2.4%	2.5%	0.8%	–
Auto Parts & Equipment	**4.9%**	2.5%	1.2%	1.3%	–
Air Freight & Logistics	**4.1%**	0.2%	3.9%	–	–
Education Services	**3.8%**	3.8%	–	–	–
Pharmaceuticals	**3.0%**	0.8%	–	2.2%	–
Industrial Machinery	**3.0%**	1.7%	1.0%	0.3%	–
Leisure Facilities	**2.7%**	2.7%	–	–	–
Self-Storage REITs	**2.6%**	2.6%	–	–	–
Metal, Glass & Plastic Containers	**2.4%**	2.0%	0.3%	0.2%	–
Trading Companies & Distributors	**2.3%**	2.2%	0.2%	–	–
Building Products	**2.0%**	1.9%	0.1%	0.1%	–
Environmental & Facilities Services	**2.0%**	2.0%	–	–	–
Paper Products	**1.9%**	0.4%	1.5%	–	–
Other Specialty Retail	**1.7%**	1.7%	–	–	–
Specialty Chemicals	**1.7%**	1.3%	–	0.4%	–
Construction Materials	**1.5%**	1.4%	–	0.1%	–
Diversified Support Services	**1.4%**	1.0%	0.4%	–	–
Construction Machinery	**1.3%**	0.3%	0.5%	0.5%	–
Food Distributors	**1.3%**	1.3%	–	–	–
Consumer Staples Merchandise Retail	**1.2%**	1.1%	0.1%	–	–
Commodity Chemicals	**1.0%**	1.0%	–	0.0%	–
Diversified Metals	**1.0%**	0.4%	0.6%	–	–
Other (62 industries, each <1% ABR)	**23.7%**	18.3%	4.6%	0.4%	0.4%
Total	**100.0%**	**60.7%**	**32.7%**	**6.2%**	**0.4%**

1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026.
2. Industry classification is based on the Global Industry Classification Standard (GICS) framework.
3. Includes Mauritius.

12

13 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 North America, 67% $1.1B United States, 61% $998MM Canada (4), 4% $74MM Mexico (3), 2% $28MM Europe, 33% $537MM Other (2), <1% $6MM 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026. 2. Represents Mauritius (0.4%). 3. All ABR from Mexico-based properties denominated in USD. 4. $50.9MM (69%) of ABR from Canada-based properties denominated in USD with the balance in CAD. W. P. Carey has been investing internationally for over 25 years, primarily in Europe Geographic Diversification (1) Through our financing and hedging strategies, we’ve significantly mitigated currency risk through a combination of over- weighting our debt in foreign currencies and utilizing contractual cash flow hedges.

14 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Uncapped CPI 30% Fixed 49% Capped CPI 18% Other (2) 3% CPI-linked 48% None <1% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026. 2. Represents leases attributable to percentage rent (i.e., participation in the gross revenues of the tenant above a stated level). Includes $42.6 million (2.6%) of ABR from a tenant (Extra Space Storage), which has both a percentage rent component and annual fixed rent increases in its lease. Over 99% of ABR comes from leases with contractual rent increases, including 48% linked to CPI Internal Growth from Contractual Rent Increases (1)

15 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 4.2% 4.1% 3.1% 2.9% 2.8% 2.6% 2.4% 2.3% 2.4% 2.4% 2.4% 2.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 1. Contractual same store portfolio includes leases that were continuously in place during the period from June 30, 2025 to June 30, 2026. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of June 30, 2026. Contractual same store growth of 2.6% (1) Same Store ABR Growth

16 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 1.5% 2.5% 4.2% 4.0% 2.5% 4.8% 4.1% 5.4% 6.7% 4.8% 4.3% 4.6% 1.9% 4.6% 44.1% 0% 10% 20% 30% 40% 50% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 Thereafter 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026. 2. Assumes tenants do not exercise any renewal or purchase options. Weighted-average lease term of 12.2 years Lease Expirations and Average Lease Term (1) Lease Expirations (% ABR) (2)

17 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Historical Occupancy (1) 1. Net lease properties only. Historical data through 2021 includes properties owned by W. P. Carey or non-traded REIT funds managed (and subsequently acquired) by W. P. Carey. 2. Represents occupancy for each completed year at December 31. Otherwise, occupancy is shown for the most recent quarter. Stable occupancy maintained during the aftermath of the global financial crisis and throughout the COVID-19 pandemic 97.3% 98.4% 98.8% 99.0% 99.2% 99.3% 99.8% 98.3% 98.9% 98.5% 98.5% 98.8% 98.1% 98.6% 98.0% 98.5% 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 Occupancy (% Square Feet) (2)

W. P. CAREY

Recent Acquisitions – Case Studies

Recent investment activity has been focused primarily on mission critical industrial and warehouse properties and essential retail

Recent Acquisitions

Raben


Raben

Raben Group
January / February 2026 (8 properties)

Purchase Price: $202 million
Transaction Type: Sale-leaseback
Property Type: Warehouse
Location: Various, Poland
Gross Square Footage: 1,857,837
Lease Term: 15-year lease
Rent Escalation: Eurozone CPI

GardenCore



GardenCore
May 2026 (43 properties)

Purchase Price: $400 million
Transaction Type: Sale-leaseback
Property Type: Industrial
Location: Various, US
Gross Square Footage: 1,982,032
Lease Term: 20-year lease
Rent Escalation: Fixed

DOLLAR GENERAL


DOLLAR GENERAL

Dollar General *
January / June 2026 (3 properties)

Purchase Price: $6 million
Transaction Type: Acquisition
Property Type: Retail
Location: Las Vegas and Bloomfield, NM
Gross Square Footage: 31,748
Lease Term: 15-year lease
Rent Escalation: Fixed

** Follow-on to $241 million of Dollar General acquisitions in 2024-2025*

18

19 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Capital investments have become a more meaningful part of our investment activity and allow us to pursue follow-on opportunities with existing tenants Recent Capital Investments Investment: $21 million build-to-suit Property Type: Industrial Location: Surprise, AZ Gross Square Footage: 131,753 Lease Term: 20-year lease Rent Escalation: Fixed Janus International Completed February 2026 Investment: $18 million build-to-suit Property Type: Warehouse Location: Oskarshamn, Sweden Gross Square Footage: 204,645 Lease Term: 15-year lease Rent Escalation: Swedish CPI Scania Completed March 2026 Capital Investments – Case Studies Investment: $10 million expansion Property Type: Specialty (Inpatient Rehab Facility) Location: Overland Park, KS Gross Square Footage: 7,398 Lease Term: 20-year lease Rent Escalation: Fixed NewEra Nobis Completed June 2026

20 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Property: Intergamma Balance Sheet

21 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Capitalization ($MM) 6/30/26 Total Equity (2) $16,288 Pro Rata Net Debt Senior Unsecured Notes USD (3) 2,750 Senior Unsecured Notes EUR 4,700 Mortgage Debt, pro rata USD 70 Mortgage Debt, pro rata (EUR $128 / Other $20) 148 Unsecured Revolving Credit Facility USD 98 Unsecured Revolving Credit Facility (EUR $18 / Other $0) 18 Unsecured Term Loans (CAD $244 / EUR $570 / GBP $357) 1,171 Total Pro Rata Debt $8,955 Less: Cash and Cash Equivalents (164) Total Net Debt $8,791 Enterprise Value $25,080 Total Capitalization $25,243 Leverage and Debt Metrics Net Debt / Adjusted EBITDA (annualized) (4)(5) 5.5x Net Debt / Adjusted EBITDA (annualized) – inclusive of unsettled forward equity (4)(5)(6) 5.1x Net Debt / Enterprise Value (2)(4) 35.1% Total Consolidated Debt / Gross Assets (7) 42.6% Weighted Average Interest Rate (three months ended Jun 30, 2026) 3.2% Weighted Average Debt Maturity 4.5 years Capitalization (%) • Size: Large, well-capitalized balance sheet with ~$25B in total enterprise value • Credit Rating: Investment grade rated Baa1 by Moody’s and BBB+ by S&P • Liquidity: $2.7B at quarter end including revolver availability, unsettled forward equity and cash on hand • Leverage: Maintain conservative leverage, targeting mid-to-high 5s Net Debt to EBITDA • Capital Markets: Demonstrated strong access to capital markets – Forward Equity: Raised $392MM via ATM during the second quarter at a gross price of $74.32 per share, with approximately $691MM of forward equity available for settlement at quarter end – U.S. Bond Issuances: $350MM of 5.200% Senior Unsecured Notes due September 2036 issued July 2026 and $400MM of 4.650% Senior Unsecured Notes due July 2030 issued July 2025 – Eurobond Issuances: €500MM of 3.250% Senior Unsecured Notes due October 2031 and €500MM of 3.750% Senior Unsecured Notes due May 2035 both issued in February 2026 – CAD Term Loan: Replaced existing €215MM Term Loan due 2028 with a ~C$347MM Term Loan due 2028 with options to extend to 2029 at an all-in rate of 3.1%, inclusive of credit spread – EUR Term Loan: Recast €500MM term loan in 2025 extending maturity to 2029, with options to extend to 2030 and swapped to a fixed rate of 2.8%, inclusive of credit spread Balance Sheet Highlights 65% 30% 5% 1% Equity (2) Senior Unsecured Notes (3) Unsecured Revolving Credit Facility / Term Loans Mortgage Debt (pro rata) Balance Sheet Overview (1) 1. Amounts may not sum to totals due to rounding. 2. Based on a closing stock price of $71.50 on June 30, 2026 and 227,807,251 common shares outstanding as of June 30, 2026. 3. In July 2026, we issued $350 million 5.20% senior notes due 2036 and subsequently redeemed the $350 million 4.25% senior notes due 2026. Metrics are not pro forma for these transactions. 4. Net debt to Adjusted EBITDA and net debt to enterprise value are based on pro rata debt less consolidated cash and cash equivalents. 5. Adjusted EBITDA represents 2Q26 Adjusted EBITDA (annualized), as reported in the Second Quarter 2026 Supplemental Information included in the Form 8-K filed with the SEC on July 28, 2026. 6. Additionally, reflects the impact of 9,914,031 shares of unsettled forward equity, as if they had been settled for cash, for total expected net proceeds of approximately $690.7 million as of June 30, 2026. 7. Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and above-market rent intangible assets.

Debt Maturity Schedule

Principal at Maturity (1)


Mortgage Debt (2)
Unsecured Bonds (EUR)
Unsecured Bonds (USD)
Unsecured Term Loans
Unsecured Revolving Credit Facility (3)
95% Fixed Rate Debt (4)
$MM
$350 million 4.25% senior notes due October 2026 redeemed July 2026
In July 2026 we issued $350 million 5.20% senior notes due 2036
$350
350
$598
570
28
$1,243
601
570
72
$1,193
116
570
325
171
11
$998
400
598
$1,147
500
570
77
$1,318
350
968
$427
425
2
$1,084
400
684
$570
570
$350
350
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036

	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
% of Total (5)	3.9%	6.7%	13.9%	13.3%	11.1%	13.0%	14.7%	4.8%	12.1%	6.4%	--
Interest Rate (5)	4.3%	2.2%	2.9%	3.3%	2.4%	3.0%	3.7%	2.3%	4.3%	3.8%	--

1. Reflects amount due at maturity, excluding unamortized discount and unamortized deferred financing costs.
2. Reflects pro rata balloon payments due at maturity. W. P. Carey has one fully amortizing mortgage due in 2031 ($1.9MM).
3. Includes amounts drawn under the credit facility as of June 30, 2026.
4. Based on total pro rata debt outstanding as of June 30, 2026. Includes debt which is swapped to fixed-rate.
5. Reflects the weighted average percentage of debt outstanding and the weighted average interest rate for each year based on the total outstanding balance as of June 30, 2026 (not pro forma for July 2026 bond issuance of 2036 notes or redemption of 2026 notes).

22

W. P. CAREY

Unsecured Bond Covenants (1)

Investment grade balance sheet rated Baa1 (stable) by Moody's and BBB+ (stable) by S&P

Senior Unsecured Notes (2)(3)

	Metric	Covenant	June 30, 2026
Total Leverage	Total Debt / Total Assets	≤ 60%	40.0%
Secured Debt Leverage	Secured Debt / Total Assets	≤ 40%	0.9%
Fixed Charge Coverage	Consolidated EBITDA / Annual Debt Service Charge	≥ 1.5x	5.0x
Maintenance of Unencumbered Asset Value	Unencumbered Assets / Total Unsecured Debt	≥ 150%	245.1%

1. This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes.
2. As of June 30, 2026, our Senior Unsecured Notes consisted of the following note issuances: (i) $350 million 4.25% senior unsecured notes due 2026, (ii) €500 million 2.125% senior unsecured notes due 2027, (iii) €500 million 1.35% senior unsecured notes due 2028, (iv) $325 million 3.85% senior unsecured notes due 2029, (v) €525 million 0.95% senior unsecured notes due 2030, (vi) $400 million 4.65% senior unsecured notes due 2030, (vii) $500 million 2.40% senior unsecured notes due 2031, (viii) €500 million 3.25% senior unsecured notes due 2031, (ix) $350 million 2.45% senior unsecured notes due 2032, (x) €650 million 4.250% senior unsecured notes due 2032, (xi) $425 million 2.25% senior unsecured notes due 2033, (xii) $400 million 5.375% senior unsecured notes due 2034, (xiii) €600 million 3.70% senior unsecured notes due 2034 and (xiv) €500 million 3.75% senior unsecured notes due 2035. Excludes the €150 million 3.41% senior unsecured notes due 2029 and €200 million 3.70% senior unsecured notes due 2032 issued in the September 2022 private placement offering.
3. In July 2026, we issued $350 million 5.20% senior notes due 2036 and subsequently redeemed the $350 million 4.25% senior notes due 2026. Metrics are not pro forma for these transactions.

23

24 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Property: Nippon Corporate Responsibility

W. P. CAREY

Corporate Responsibility

A continued commitment to *Doing Good While Doing Well®* as detailed in our 2025 Corporate Responsibility Report

Recent highlights include:

Environmental

- Advanced energy initiatives across our portfolio, including renewable energy projects, energy efficiency efforts and continued emissions tracking to support long-term reduction goals
- Expanded tenant engagement efforts through Carey Tenant Solutions™, our platform for working directly with tenants on build-to-suits, redevelopments and energy solutions

Social

- Earned 2026 Great Place to Work Certification™ in the U.S. (5th year), the Netherlands (3rd year) and the U.K. (1st year)
- Named one of Fortune's Best Workplaces in New York™ for the 3rd consecutive year
- Continued to encourage our employees to participate in philanthropic and charitable activities through our CareyForward employee volunteer program

Governance

- Rated the highest QualityScore rating of "1" from Institutional Shareholder Services (ISS) in Governance
- Continued our commitment to managing risk, providing transparent disclosure and being accountable to our stakeholders

Our Portfolio:

6.4M sq. ft. of green-certified buildings (1)(2)

42% of portfolio under a green lease (2)(3)

1. For a building to be considered "green-certified" under our investment criteria, it must at a minimum be certified by LEED, BREEAM or a similarly recognized organization or certification process. LEED™—an acronym for Leadership in Energy and Environmental Design™—and its related logo are trademarks owned by the U.S. Green Building Council and are used with permission. Learn more at www.usgbc.org/LEED. BREEAM is a registered trademark of BRE (the Building Research Establishment Ltd. Community Trade Mark E5778551). The BREEAM marks, logos and symbols are the Copyright of BRE and are reproduced by permission.
2. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2026.
3. As a percentage of square footage.

25

W. P. CAREY

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the “Securities Act”) and the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “maintain” or the negative version of these words and other comparable terms. These forward-looking statements include, but are not limited to, statements that are not historical facts.

These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to fluctuating interest rates, the impact of inflation and tariffs on our tenants and us, the effects of pandemics and global outbreaks of contagious diseases and domestic or geopolitical crises (such as terrorism, military conflict, war or the perception that hostilities may be imminent), political instability or civil unrest, or other conflict, and those additional risk factors discussed in reports that we have filed with the SEC, could also have material adverse effects on our future results, performance or achievements. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

All data presented herein is as of June 30, 2026 unless otherwise noted.

Amounts may not sum to totals due to rounding.

Past performance does not guarantee future results.

26

27 WPC Brand Colors and Order R:0 G:124 B:186 | Hex# 007CBA R:0 G:54 B:102 | Hex# 003666 R:0 G:135 B:85 | Hex# 008755 R:128 G:237 B:221 | Hex# 80BEDD R:128 G:155 B:179 | Hex# 809BB3 R:255 G:204 B:0 | Hex# FFCC00 R:85 G:86 B:90 | Hex# 55565A R:51 G:150 B:200 | Hex# 3396C8 R:179 G:216 B:234 | Hex# B3D8EA R:204 G:229 B:241 | Hex# CCE5F1 R:51 G:94 B:133 | Hex# 335E85 R:179 G:195 B:209 | Hex# B3C3D1 R:204 G:215 B:224 | Hex# CCD7E0 R:51 G:159 B:119 | Hex# 339F77 R:128 G:195 B:170 | Hex# 80C3AA R:179 G:219 B:204 | Hex# B3DBCC R:204 G:231 B:221 | Hex# CCE7DD R:119 G:120 B:123 | Hex# 77787B R:170 G:171 B:173 | Hex# AAABAD R:204 G:204 B:206 | Hex# CCCCCE R:221 G:221 B:222 | Hex# DDDDDE R:208 G:145 B:41 | Hex# D09129 R:255 G:153 B:0 | Hex# FF9900 R:218 G:96 B:39 | Hex# DA6027 R:255 G:51 B:51 | Hex# FF3333 R:172 G:30 B:45 | Hex# AC1E2D R:188 G:153 B:93 | Hex# BC995D R:142 G:85 B:47 | Hex# 8E552F R:119 G:115 B:181 | Hex# 7773B5 R:90 G:44 B:163 | Hex# 5A2C3F R:187 G:65 B:151 | Hex# BB4197 R:130 G:27 B:95 | Hex# 821B5F 1 2 3 7 8 4 9 10 11 5 12 13 14 15 16 17 18 19 20 21 6 22 23 24 27 28 29 30 31 32 25 26 Non-GAAP Financial Disclosures Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business because (i) it removes the impact of our capital structure from our operating results and (ii) it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA because they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Adjusted EBITDA is also modified to reflect the pro forma impact of our investment and disposition activity, assuming all activity occurred at the beginning of the applicable period. This includes adjustments to recurring revenue and expenses related to properties acquired or disposed of, and capital investments and commitments completed, during the applicable period. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short- term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure and representation of the performance of our business to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered an alternative to net income or an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have certain investments in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of June 30, 2026. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. Disclosures The following non-GAAP financial measures are used in this presentation